UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Chile Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders. –

# Aberdeen Chile Fund, Inc.

**Annual Report**

December 31, 2013

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income and gains and losses realized by the Fund for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The Fund’s distributions for the fiscal year consisted of 4% net investment income, 92% net realized long-term capital gains and 4% return of capital.

Due to differences between tax reporting and generally accepted accounting principles, $0.34 cents per share of the distribution declared in December 2013 and paid in January 2014 will be treated as a 2014 distribution for tax purposes and will therefore be included in the 2014 Form 1099-DIV.

In January 2014, a Form 1099-DIV was sent to shareholders, which states the amount and composition of distributions and provided information with respect to their appropriate tax treatment for the 2013 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., (“Computershare”) the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This may be a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.compurtershare.com/buy www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

December 31, 2013

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Chile Fund, Inc. (the “Fund”) for the twelve-month period ended December 31, 2013. The Fund’s principal investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

Total Return Performance

For the year ended December 31, 2013, the total return to shareholders of the Fund net of fees, based on the net asset value (“NAV”) of the Fund, was (22.9%), assuming reinvestment of dividends and distributions, versus a return of (21.4%) for the Fund’s benchmark, the MSCI Chile Index (“MSCI Chile Index”). The Fund’s total return for the year ended December 31, 2013 is based on the reported NAV at period end.

Share Price and NAV

For the year ended December 31, 2013, based on market price, the Fund’s total return was (22.0%), assuming reinvestment of dividends and distributions. The Fund’s share price decreased 30.1% over the twelve months, from $15.09 on December 31, 2012 to $10.55 on December 31, 2013. The Fund’s share price on December 31, 2013 represented a premium of 1.4% to the NAV per share of $10.40 on that date, compared with a premium of 0.3% to the NAV per share of $15.05 on December 31, 2012.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end NAVs. In September 2013, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in October 2013. This policy will be subject to regular reviews by the Board. The distributions will be made from current income, supplemented by realized cap gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. On January 17, 2014, the Fund paid a distribution of USD $0.34 per share to all shareholders of record as of December 31, 2013.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended December 31, 2013, the Fund did not repurchase any shares through this program.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeench.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Please contact Aberdeen Asset Management Inc. by:

•   calling toll free at 1-866-839-5205 in the United States;

•   emailing InvestorRelations@aberdeen-asset.com;

•   visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usclosed/home;

•   visiting www.aberdeench.com.

Yours sincerely,

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Chile Fund, Inc.	1

Report of the Investment Adviser (unaudited)

December 31, 2013

Market/Economic Review

Chilean equities, as measured by the MSCI Chile Index, fell by over 20% for the 2013 calendar year, underperforming the broader emerging markets asset class amid a period of significant volatility. The Chilean market began the year on a positive note, buoyed by an improving global economic backdrop. In May 2013, however, the U.S. Federal Reserve’s (Fed) indication that it might begin scaling back its asset purchase program sparked a sell-off. In addition, fears of a slowdown in the Chinese economy weighed on the Chilean market, as China is a major consumer of Chile’s copper exports. Towards the end of the year, market sentiment improved following a U.S. government debt deal and positive economic data from China. However, gains were soon reversed as upbeat U.S. economic data led the Fed to confirm that it would start trimming its bond purchases in January 2014, which triggered fears of increased outflows from Chile. Chilean Peso weakness and lackluster commodity prices put further pressure on the Chilean stock market.

Fund Performance Review

At the stock level, one of the main detractors from performance for the reporting period was fertilizer company Sociedad Quimicay Minera de Chile S.A. Shares of the company fell after the breakup of a Russian potash cartel threatened to undermine the industry’s pricing discipline. The underweight in Endesa versus the benchmark MSCI Chile Index also hampered relative performance, as shares of the electric utility company performed well on the back of positive earnings prospects. Endesa also benefited from the defensive nature of the utilities sector, given the tough market conditions. The Fund’s lack of exposure to Corpbanca was another detractor, as its shares soared after its main shareholder announced intentions to sell a controlling stake in the bank.

Against this, the lack of exposure to miner CAP Mineria, which underperformed owing to commodity price weakness, benefited Fund performance for the annual period. The underweights to Latam Airlines Group and retailer Cencosud S.A. also had a positive impact. Latam Airlines Group continued to be hampered by foreign exchange volatility and the challenging Brazilian market, while Cencosud S.A. underperformed due to continued earnings pressure and the termination of its agreement with Brazilian bank Itau to manage its financial business. Notably, the holding in winemaker Concha y Toro S.A. also contributed to performance following an earnings recovery; the company’s export volumes were lifted by the weaker Peso and the resumption of operations after port strikes.

Outlook

After a difficult 2013, we believe that market sentiment may remain cautious in the new year. The pace of Fed tapering of its monetary easing policy is likely to continue to affect investor sentiment, in our opinion, despite the positive economic implications of a U.S. recovery. At the same time, a quicker-than-expected moderation in China’s growth could also temper optimism, given its correlation with copper prices. On the domestic front, the policy initiatives of the newly-elected president, Michelle Bachelet, likely will be closely watched, as she has pledged to raise corporate taxes to fund social spending. That said, we remain relatively sanguine, as we feel that Chile’s low debt levels and balanced fiscal position should continue to support growth. On the corporate front, we believe that the companies that the Fund holds are positioned to perform well, even in leaner times.

Aberdeen Asset Managers Limited

2	Aberdeen Chile Fund, Inc.

Portfolio Summary (unaudited)

December 31, 2013

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of December 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard sectors, are comprised of several industry groups.

Asset Allcation by Sector

Top 10 Holdings (unaudited)

December 31, 2013

	Holding	Sector	Percent of Net Assets
1.	Banco Santander Chile	Commercial Banks	10.4%
2.	Empresas COPEC S.A.	Oil, Gas & Consumable Fuels	10.3%
3.	S.A.C.I. Falabella	Multiline Retail	10.2%
4.	Enersis S.A.	Electric Utilities	9.2%
5.	Empresas CMPC S.A.	Paper & Forest Products	8.8%
6.	Banco de Chile	Commercial Banks	6.0%
7.	Viña Concha y Toro S.A.	Beverages	5.1%
8.	Parque Arauco S.A.	Real Estate Management & Development	4.9%
9.	Cia Cervecerías Unidas S.A.	Beverages	4.7%
10.	Emotelladora Andina S.A., PNA	Beverages	4.6%

Aberdeen Chile Fund, Inc.	3

Total Investment Returns (unaudited)

December 31, 2013

The following table summarizes Fund performance compared to the MSCI Chile Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods annualized ended December 31, 2013.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(22.94)%	(12.14)%	11.16%	9.55%
Market Value	(21.99)%	(12.53)%	14.14%	9.99%
MSCI Chile Index	(21.41)%	(12.01)%	12.99%	11.57%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total return is based on the reported NAV on each annual period. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The gross expense ratio is 2.09%. The net expense ratio after fee waivers and/or expense reimbursements is 1.91%.

4	Aberdeen Chile Fund, Inc.

Portfolio of Investments

December 31, 2013

No. of Shares	Description	Value
LONG-TERM EQUITY SECURITIES—102.9%
AIRLINES—2.3%
145,500	Latam Airlines Group S.A.	$ 2,278,932
BEVERAGES—17.3%
387,283	Cia Cervecerías Unidas S.A.	4,628,675
1,343,011	Coca-Cola Embonor S.A., PNA(a)	2,811,518
1,276,161	Embotelladora Andina S.A., PNA	4,493,097
2,673,000	Viña Concha y Toro S.A.	4,985,327
		16,918,617
CHEMICALS—5.3%
115,650	Sociedad Quimica y Minera de Chile S.A., Class B, ADR	2,993,022
84,500	Sociedad Química y Minera de Chile S.A., PNB	2,151,698
		5,144,720
COMMERCIAL BANKS—18.5%
40,263,948	Banco de Chile	5,824,461
36,967	Banco de Crédito e Inversiones	2,057,826
175,449,987	Banco Santander Chile	10,150,689
		18,032,976
ELECTRIC UTILITIES—9.2%
30,069,000	Enersis S.A.	9,012,975
FOOD & STAPLES RETAILING—3.3%
902,000	Cencosud S.A.	3,244,419
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—2.9%
1,850,000	Empresa Nacional de Electricidad S.A.	2,781,425
IT SERVICES—4.6%
1,857,000	Sonda S.A.	4,452,983
MULTILINE RETAIL—10.2%
1,106,083	S.A.C.I. Falabella	9,935,697
OIL, GAS & CONSUMABLE FUELS—10.3%
752,889	Empresas COPEC S.A.	10,087,237
PAPER & FOREST PRODUCTS—8.8%
3,515,130	Empresas CMPC S.A.	8,563,551
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.9%
2,599,000	Parque Arauco S.A.	4,797,849
WATER UTILITIES—2.5%
1,442,500	Inversiones Aguas Metropolitanas S.A.	2,443,287
WIRELESS TELECOMMUNICATION SERVICES—2.8%
203,000	ENTEL Chile S.A.	2,758,436
	Total Long-Term Equity Securities (cost $66,781,155)	100,453,104

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	5

Portfolio of Investments (concluded)

December 31, 2013

Principal Amount (000’s)	Description	Value
SHORT-TERM INVESTMENT—0.3%
GRAND CAYMAN—0.3%
$325	JPMorgan Chase & Co., overnight deposit, 0.03%, 01/02/14 (cost $325,000)	$325,000
	Total Investments—103.2% (cost $67,106,155)	100,778,104
	Liabilities in Excess of Cash and Other Assets—(3.2)%	(3,148,901)
	Net Assets—100.0%	$97,629,203

(a)  Illiquid Security.

ADR American Depositary Receipts.

PNA Preferred Shares, Class A.

PNB Preferred Shares, Class B.

See Notes to Financial Statements.

6	Aberdeen Chile Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2013

Assets
Investments, at value (Cost $67,106,155)	$100,778,104
Cash (including $456,530 of foreign currencies with a cost of $455,478)	457,524
Prepaid expenses	14,040
Prepaid expenses in connection with at-the-market stock offering	309,376
Total assets	101,559,044

Liabilities
Dividends and distributions (Note 2)	3,191,409
Investment advisory fees payable (Note 3)	243,302
Administration fees payable (Note 3)	64,821
Directors’ fees payable	19,150
Investor relations fees payable (Note 3)	18,974
Chilean repatriation taxes (Note 2)	48,020
Accrued expenses and other liabilities	344,165
Total liabilities	3,929,841

Net Assets	$97,629,203

Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$9,387
Paid-in capital	67,344,508
Distributions in excess of net investment income	(3,228,711)
Accumulated net realized loss on investments and foreign currency related transactions	(51,001)
Net unrealized appreciation on investments and foreign currency translation	33,555,020
Net Assets applicable to shares outstanding	$97,629,203
Net asset value per share, based on 9,386,497 shares issued and outstanding	$10.40

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	7

Statement of Operations

For the Year Ended December 31, 2013

Investment Income

Income:
Dividends and other income	$2,991,175
Less: Foreign taxes withheld	(46,051)
Total investment income	2,945,124

Expenses:
Investment advisory fees (Note 3)	1,412,681
Directors’ fees and expenses	174,546
Administration fees (Note 3)	157,067
Custodian’s fees and expenses	129,203
Reports to shareholders and proxy solicitation	107,481
Independent auditor’s fees and expenses	99,980
Legal fees and expenses	99,152
Investor relations fees and expenses (Note 3)	71,902
Insurance expense	30,251
Transfer agent’s fees and expenses	27,879
Miscellaneous	19,360
Chilean repatriation taxes (Note 2)	295,721
Total expenses	2,625,223
Less: Fee waivers and Reimbursements (Note 3)	(224,725)
Net expenses	2,400,498

Net investment income	544,626

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions	11,596,298
Foreign currency transactions	(135,150)
Net change in unrealized depreciation of investments and foreign currency translation (includes $117,979 of Chilean taxes on unrealized gains) (Note 2)	(41,883,202)
Net realized and unrealized loss on investments and foreign currency transactions	(30,422,054)
Net Decrease in Net Assets Resulting from Operations	$(29,877,428)

See Notes to Financial Statements.

8	Aberdeen Chile Fund, Inc.

Statements of Changes in Net Assets

	For the	For the
	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$544,626	$1,197,651
Net realized gain on investments and foreign currency related transactions	11,461,148	11,593,267
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(41,883,202)	7,075,112
Net increase/(decrease) in net assets resulting from operations	(29,877,428)	19,866,030

Dividends and distributions to shareholders from:
Net investment income	(1,685,362)	(1,226,888)
Net realized gain on investments	(11,596,297)	(13,762,263)
Return on capital	(516,492)	–
Total dividends and distributions to shareholders	(13,798,151)	(14,989,151)

Capital share transactions:
Issuance of 0 and 105,397 shares, respectively, due to at-the-market offering (Note 5)	–	1,773,902
Expenses in connection with the at-the-market stock offering	–	184,696
Total capital share transactions	–	1,958,598
Total increase/(decrease) in net assets	(43,675,579)	6,835,477

Net Assets
Beginning of year	141,304,782	134,469,305
End of year*	$97,629,203	$141,304,782

* Includes distributions in excess of net investment income of $(3,228,711) and $0, respectively.

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.		9

Financial Highlights

	For the Fiscal Years Ended December 31,
	2013		2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE(a)
Net asset value, beginning of year	$15.05		$14.49	$22.05	$18.77	$11.05
Net investment income	0.06		0.13	0.16	0.04	0.11
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(3.24)		2.02	(4.89)	6.64	8.68
Net increase/(decrease) in net assets resulting from operations	(3.18)		2.15	(4.73)	6.68	8.79
Dividends and distributions to shareholders:
Net investment income	(0.18)		(0.13)	(0.13)	(0.01)	(0.33)
Net realized gain	(1.23)		(1.47)	(2.75)	(3.45)	(0.74)
Return on Capital	(0.06)		–	–	–	–
Total dividends and distributions to shareholders	(1.47)		(1.60)	(2.88)	(3.46)	(1.07)
Anti-dilutive impact due to capital shares tendered	–		–	–	0.06	–
Impact of shelf offering	–		0.01	0.05	–	–
Net asset value, end of year	$10.40		$15.05	$14.49	$22.05	$18.77
Market value, end of year	$10.55		$15.09	$15.04	$22.67	$17.90
Total Investment Return Based on:(b)
Market value	(21.99%	)	10.74%	(22.72% )	49.48%	93.78%
Net asset value	(22.89%	)(c)	14.64% (c)	(23.45% )	38.65%	80.58%
Ratio/Supplementary Data
Net assets, end of year (000 omitted)	$97,629		$141,305	$134,469	$168,153	$190,851
Average net assets (000 omitted)	$125,669		$145,864	$153,354	$176,275	$156,471
Ratio of expenses to average net assets, net of fee waivers(d)	1.91%		1.75%	1.86%	2.07%	1.94%
Ratio of expenses to average net assets, excluding fee waivers(d)	2.09%		1.97%	2.00%	2.20%	2.02%
Ratio of expenses to average net assets, excluding taxes net of fee waivers	1.67%		1.50%	1.60%	1.84%	1.58%
Ratio of net investment income to average net assets	0.43%		0.82%	0.88%	0.21%	0.71%
Portfolio turnover rate	3.79%		7.68%	7.30%	41.45%	12.77%

(a)         Based on average shares outstanding.

(b)        Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)         The total return shown above includes the impact of financial statement rounding of the NAV per share.

(d)        Ratios include the effect of Chilean taxes.

See Notes to Financial Statements.

10	Aberdeen Chile Fund, Inc.

Notes to Financial Statements

December 31, 2013

1. Organization

Aberdeen Chile Fund, Inc. (the “Fund”) was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE MKT under the ticker symbol “CH”.

The Fund seeks total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund is required to value its securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotation is not readily available or is deemed unreliable (for reasons other than because the foreign exchange on which they trade closed prior to the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable input, including adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Aberdeen Chile Fund, Inc.	11

Notes to Financial Statements (continued)

December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 12/31/13
Long-Term Investments	$100,453,104	$–	$–	$100,453,104

Short-Term Investments	–	325,000	–	325,000

Total	$100,453,104	$325,000	$–	$100,778,104

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. For the year ended December 31, 2013, there have been no transfers between levels and no significant changes to the fair valuation methodologies.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Translations:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)             market value of investment securities, other assets and liabilities at the rate of exchange at the Valuation Time; and

(II)          purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during

12	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, late-year loss foreign taxes passed through, and dividend redesignations.

(f) Federal Income Taxes and Foreign Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Income received by the Fund from sources within Chile and other foreign countries may be subject to withholding and other taxes imposed by Chile and such other countries. The Fund incurs foreign Chilean taxes on income and realized gains generated from Chilean securities with no Chilean market presence. For the year ended December 31, 2013, the Fund incurred $295,721 of such expense. The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains. For the year ended December 31, 2013, the Fund accrued $117,979 of such expense.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four years up to the year ended December 31, 2013 are subject to such review.

3. Agreements and Transactions with Affiliates and Other Services Providers

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.15% of amounts from $50-100 million,

1.10% of amounts from $100-150 million, 1.05% of amounts from $150-200 million and 1.00% of amounts over $200 million. Effective March 6, 2013, AAML agreed to contractually waive a portion of its advisory fee. Prior to March 6, 2013, AAML voluntarily waived an equal portion of its advisory fee. For the year ended December 31, 2013, AAML earned $1,412,681 for advisory services, of which AAML waived $224,725.

(b) Fund Administration:

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million.

The Fund pays its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the year ended December 31, 2013, BBH & Co. earned $29,997 from the Fund for administrative and fund accounting services.

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid a fee out of the advisory fee payable to AAML, calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). In addition, BTG Pactual Chile receives a supplemental administration fee, annual reimbursement of out of pocket expenses and an accounting fee from the Fund. For the year ended December 31, 2013, the administration fees, supplemental administration fees and accounting fees earned by BTG Pactual Chile from the Fund amounted to $62,654, $117,457 and $9,613, respectively.

Please See Note 10, “Subsequent Events” for more information.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers,

Aberdeen Chile Fund, Inc.	13

Notes to Financial Statements (continued)

December 31, 2013

magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the year ended December 31, 2013, the Fund incurred fees of approximately $70,972 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Director Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the year ended December 31, 2013, 4,230 shares were purchased pursuant to the Directors compensation plan. As of December 31, 2013, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the year ended December 31, 2013, Fund purchases and sales of securities, other than short-term investments, were $4,706,780 and $16,959,976, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of December 31, 2013 there were 9,386,497 common shares issued and outstanding.

The Fund has filed a “shelf” registration statement with the SEC, which would permit the Fund to issue up to $75 million in shares of common stock through one or more public offerings over a three year period (beginning in 2011). Under the shelf registration statement, the Fund may sell the Fund’s common shares in one or more at-the-market offerings when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. During the year ended December 31, 2013, there were no shares sold under this registration statement. In 2011, the Fund incurred offering costs associated with the at-the-market offerings which were charged against the proceeds of the stock offering. For the year ended December 31, 2012, the offering costs related to unsold shares, which were charged to the proceeds of the stock offering in 2011, were capitalized as a prepaid asset and will be charged to paid-in capital upon the issuance of these presently unsold shares. For the year ended December 31, 2013, there were no expenses charged to the shares sold. These costs are noted on the Statements of Changes in Net Assets.

6. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the year ended December 31, 2013, the Fund did not repurchase shares through this program.

7. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Risks Associated with Chilean Markets:

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

14	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2013

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2013 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$ 67,157,156	$38,330,119	$(4,709,171)	$33,620,948

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	December 31, 2013	December 31, 2012
Distributions paid from:
Ordinary Income	$1,722,786	$1,259,227
Long-Term Capital Gain	$11,558,873	$13,729,924
Return of Capital	$516,492	$–
Total tax character of distributions	$13,798,151	$14,989,151

At December 31, 2013, the components of accumulated earnings on a tax basis, for the Fund were as follows:

Late Loss Deferrals	$(37,302)
Other Book/Tax temporary Differences	$(3,242,411)
Unrealized Appreciation	$33,555,020
Total accumulated earnings	$30,275,307

During the year ended December 31, 2013, the Fund did not have any and, therefore, did not utilize any capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the year ended December 31, 2013, $2,087,975 has been reclassified from distributions in excess of net investment income to accumulated net realized gain on investments and foreign currency related transactions as a result of permanent differences primarily attributable to foreign currency and dividend redesignations. These reclassifications have no effect on net assets or net asset values per share.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, except as noted below, no adjustments were required to the financial statements as of December 31, 2013.

On December 10, 2013, the Board of Directors approved a transition of services from BBH & Co., the Fund’s administrator and custodian, to AAMI and State Street Bank and Trust Company (“State Street”). AAMI was approved as the Fund’s administrator pursuant to an Administration Agreement between the Fund and AAMI, under which the Fund will pay AAMI 0.08% of the Fund’s average net monthly assets, computed monthly. State Street will serve as the Fund’s sub-administrator pursuant to a Sub-Administration Agreement between AAMI and State Street, under which AAMI will pay State Street a sub-administration fee. The Board approved State Street as the Fund’s custodian, to serve pursuant to a Custodian Agreement between the Fund and State Street. Management anticipates that the transition of services from BBH & Co. to AAMI and State Street will be complete as of April 1, 2014.

Aberdeen Chile Fund, Inc.	15

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Aberdeen Chile Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Chile Fund, Inc. (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 27, 2014

16	Aberdeen Chile Fund, Inc.

Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Chile Fund, Inc. during the fiscal year ended December 31, 2013:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Net Ordinary Dividends	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/11/13	0.208046	0.147906	0.051585	0.004906	0.056491	–	100%
4/12/13	0.390000	0.373962	–	–	–	–
7/12/13	0.380000	0.364373	–	–	–	–
10/18/13	0.360000	0.345195	–	–	–	–

(1)

The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Chile Fund, Inc. (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser”) require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its in-person meeting on December 10, 2013, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

Aberdeen Chile Fund, Inc.	17

Supplemental Information (unaudited) (continued)

In addition to the materials requested by the Board in connection with their consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Boards reviewed, among other things, the Advisers’ investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data,

information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”).

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information; and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return against its Morningstar Group average and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance, including that the Fund’s annualized net total return was below the median of the Fund’s Morningstar Group for the one-, three- and five- year periods and above the median of the Fund’s Morningstar Group for the ten-year period ended September 30, 2013. The Fund’s annualized net total return was above the Fund’s benchmark for the one- and three-year periods and below the Fund’s benchmark for the five- and ten-year periods ended September 30, 2013.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (the “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each US closed-end, country-specific equity fund managed by AAMAL. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

18	Aberdeen Chile Fund, Inc.

Supplemental Information (unaudited) (concluded)

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI, which indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended June 30, 2013, and which reflects both the advisory fee and the current administration fee) was above the median expense ratio of its Peer Group; and, the Fund’s annualized net total expense ratio based on average net assets for the six months ended June 30, 2013 above the median of its Peer Group.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•                    the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•                    whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•                    the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•                    so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Agreement for an additional one-year period.

Aberdeen Chile Fund, Inc.	19

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

The Statement of Additional Information includes additional information about Directors of the Fund and is available, without charge, on the Fund's website at www.aberdeen.com or upon request at 1-866-839-5205.

Board of Directors Information
as of December 31, 2013

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2015 annual meeting	Mr. Arzac is a Professor of Finance and Economics at Columbia University (education). He has served in this position since 1971.	5

Director of The Adams Express Company since 1983; Director of Petroleum and Resources Corporation, since 1987; Director of Mirae Asset Management since 2010; Director of Credit Suisse Funds since 1990.

James Cattano 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating Committee Member and Cost Review Committee Chairman	Since 1989; current term ends at the 2014 annual meeting	Mr. Cattano is the President of Costal Trade Corporation (international commodity trade) since October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006; and Director of Credit Suisse High Yield Bond Fund since 2006.

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Nominating Committee Member	Since 2006; current term ends at the 2016 annual meeting	Mr. Fox has been a Partner at Drinker Biddle & Reath LLP (law firm) since 1972. He has also been a Lecturer at Yale Law School (education) since 2009.	4	Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corp of America since 2011.

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 2003; current term ends at the 2014 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

20	Aberdeen Chile Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Martin Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1949	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 2005; current term ends at the 2016 annual meeting	Mr. Torino has been President of TA USA (agricultural sector) since May 1991; President of Rio Calchaqui SA (food and beverages) since June 2007; President of Expreso Morell SA (transportation and logistics) (2009-2012).	3	Director of San Lucas S.A. since 1991; Director of Expreso Morell SA since 2007 and Director of Alistra SA since 2013.

*                   Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	President	Since July 2009

Currently, Group Head of Product Development of Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of AAMI.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Currently, Vice President and Head of Compliance – Americas for AAMI. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since November 2009

Currently, Vice President and Head of Fund Administration US for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009

Currently, Head of Product Management for AAMI (since 2009.) Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Aberdeen Chile Fund, Inc.	21

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of AAMI and joined Aberdeen in 2000.

Joanne Irvine* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997). Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1972	Vice President	Since July 2009

Currently, Head of Global Emerging Markets (since 2005). Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009

Currently, Global Head of Legal for Aberdeen (2012). Ms. Nichols serves as a Director and Vice President for AAMI since 2010.She previously served as Head of Legal – Americas from 2010-2012. She joined AAMI in October 2006.

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since June 2011

Currently, Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo. Nick joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Mr. Robinson relocated to São Paulo in 2009.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007.

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

22	Aberdeen Chile Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years
Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager for AAMI. She joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, she was an Accounting Analyst at Delaware Investments.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

*                   As of December 2013, Messrs. Pittard, Cotton, Goodson, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex.”

**              Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

+                Officers hold their position with the Fund until a successor has been duly elected and qualified. Officers are elected annually by the Board.

Aberdeen Chile Fund, Inc.	23

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Corporate Information (unaudited)

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Martin M. Torino

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited

Bow Bells House

1 Bread Street

London, United Kingdom

EC4M 9HH

U.S. Administrator & Custodian

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Chilean Administrator

BTG Pactual Chile S.A. Administradora de Fondos de Inversion

de Capital Extranjero

Av. Apoquindo 3721, Piso 19

Las Condes

Santiago, Chile

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Chile Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “CH”. Information about the Fund’s net asset value and market price is available at www.aberdeench.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Chile Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

Item 2. Code of Ethics.

As of December 31, 2013, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).  During the period covered by this report, there were no material changes to the Code of Ethics.  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that each of the following members of the Board’s Audit and Valuation Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Enrique R. Arzac and Steven N. Rappaport.  Mr. Arzac and Mr. Rappaport are both considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)         through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)[1] Audit Related Fees	(c) [2] Tax Fees	(d)[3] All Other Fees
December 31, 2013	$41,300	$29,000	$3,700	$11,500
December 31, 2012	$41,300	$23,000	$3,700	$14,480

(1)   Amount relates to the public offering of shares of CH that occurred on October 7, 2013 and June 14, 2012.

(2)   Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(3)   Services include local government review and repatriation processes.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)         The  Registrant’s audit committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to the Registrant, the Registrant’s Investment Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Investment Adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended December 31, 2013 was $844,657.  The aggregate fees billed by PWC for non-audit services rendered to the Registrant, the Investment Adviser and any Covered Service Providers for the fiscal year ended December 31, 2012 was $2,252,590.

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 –           Audit Committee of Listed Registrants.

(a)                        The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2013, the audit committee members were:

Enrique R. Arzac

James J. Cattano

Steven N. Rappaport

Martin M. Torino

(b)                     Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Investment Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Adviser are included as Exhibit (e).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 6, 2014.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Head of Global Emerging Markets	Responsible for global emerging market equity portfolio management

Joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks. Previously, worked for Martin Currie on the North American desk before transferring to the global asset allocation team and then Asian portfolios.

Joanne Irvine Head of Emerging Markets ex Asia	Responsible for emerging market equity portfolio management

Joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London.

Brunella Isper Investment Manager	Responsible for global emerging market equity portfolio management	Joined Aberdeen in 2010 from Bresser Asset Management where she worked as an Equity Research Analyst. Currently Investment Manager on the Global Emerging Markets Equity Team.
Fiona Manning Senior Investment Manager	Responsible for global emerging market equity portfolio management

Joined Aberdeen in 2005 via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses. Currently Senior Investment Manager on the Global Emerging Markets Equity team.

Nick Robinson Director – Head of Brazilian Equities	Responsible for investment management on the Global Emerging Markets Equity team and Director of Aberdeen’s operations in São Paulo, Brazil

Joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Nick relocated to São Paulo, Brazil in 2009.

(a)(2)  The information in the table below is as of December 31, 2013.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Devan Kaloo	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Joanna Irvine	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Brunella Isper	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Fiona Manning	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Nick Robinson	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Total assets are as of December 31, 2013 and have been translated to U.S. dollars at a rate of £1.00 = $1.66.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2013
Devan Kaloo	None
Joanna Irvine	None
Brunella Isper	None
Fiona Manning	None
Nick Robinson	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2013 through January 31, 2013	0	0	0	928,110
February 1, 2013	0	0	0	928,110

through February 28, 2013
March 1, 2013 through March 31, 2013	0	0	0	928,110
April 1, 2013 through April 30, 2013	0	0	0	928,110
May 1, 2013 through May 31, 2013	0	0	0	928,110
June 1, 2013 through June 30, 2013	0	0	0	928,110
July 1, 2013 through July 31, 2013	0	0	0	928,110
August 1, 2013 through August 31, 2013	0	0	0	928,110
September 1, 2013 through September 30, 2013	0	0	0	928,110
October 1, 2013 through October 31, 2013	0	0	0	928,110
November 1, 2013 through November 30, 2013	0	0	0	928,110
December 1, 2013 through December 31, 2013	0	0	0	928,110

Total	0	0	0	-

1  The plan was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         It is the conclusion of the Registrant's principal executive officer and principal financial officer that the effectiveness of the Registrant's current disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(c))) (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)         There have been no changes in the Registrant's internal control over financial reporting that occurred during the Registrant’s second fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Proxy Voting Policies and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Chile Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Chile Fund, Inc.

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Chile Fund, Inc.

Date:	March 6, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Chile Fund, Inc.

Date:	March 6, 2014

EXHIBIT LIST

12(a)(1) – Code of Ethics

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1) – Distribution Notice to Shareholders

12(c)(2) – Distribution Notice to Shareholders

12(d) – Registrant’s Proxy Voting Policies

12(e) –Investment Adviser’s Proxy Voting Policies